UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2024

Valuence Merger Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41304	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Orinda Way, Suite 100D

Orinda, CA 94563

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 340-0222

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	VMCAU	Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001	VMCA	Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	VMCAW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to the Investment Management Trust Agreement

On March 1, 2023, Valuence Merger Corp. I (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Investment Management Trust Agreement (the “IMTA”) with Continental Stock Transfer & Trust Company, as trustee (the “Trustee”). Pursuant to the Amendment, Section 1(c) of the IMTA was amended to provide that the Trustee may, at the direction of the Company (i) hold funds uninvested, (ii) hold funds in an interest-bearing or non-interest bearing bank demand deposit account at a U.S. chartered commercial bank with consolidated assets of $100 billion or more selected by the Trustee that is reasonably satisfactory to the Company, or (iii) invest and reinvest the Property (as defined in the IMTA) in solely United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act (or any successor rule), which invest only in direct U.S. government treasury obligations, as determined by the Company.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events

On March 1, 2024, the Company caused to be deposited an additional $140,000 into the Company’s trust account in connection with the approval by the Company’s board of directors (the “Board”) of an extension of the date by which the Company has to consummate an initial business combination by an additional month, from March 3, 2024 to April 3, 2024, the seventh of 18 potential one-month extensions available to the Company. As previously disclosed, the Company’s Amended and Restated Memorandum and Articles of Association, as amended, provides the Company the right to extend such date up to eighteen times for an additional one month each time to up to March 3, 2025, by resolution of the Board.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 1 to Investment Management Trust Agreement, dated March 1, 2024, between Valuence Merger Corp. I. and Continental Stock Transfer & Trust Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUENCE MERGER CORP. I

	By:	/s/ Sungwoo (Andrew) Hyung
	Name:	Sungwoo (Andrew) Hyung
	Title:	Chief Financial Officer and Director

Dated: March 5, 2024